Accounts and notes payable and accruals and other current liabilities - Accounts and notes payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Accounts and notes payable and accruals and other current liabilities
Commission payables to network partners and location partners	¥ 330,586		¥ 234,328
Entry fees payable to location partners	62,135		71,531
Payables for purchase of property, equipment and software	154,430		99,230
Others	4,600		1,671
Total	¥ 551,751	$ 86,582	¥ 406,760